UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4610 South Ulster Street, Suite 150
Denver, CO 80237
(Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 21, 2022, StarTek, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders, at which the Company’s stockholders voted on the following proposals:

1.
Elect eight directors to the Company’s board of directors (the “Board”) to hold office for a term of one year until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified or until such director’s earlier death, resignation, disqualification, or removal (the “Director Election Proposal”);

2.	Ratify the appointment of BDO India LLP as our independent registered public accounting firm for the year ending December 31, 2022 (the “Accountant Ratification Proposal”);

3.	Hold a non-binding advisory vote to approve the compensation of our named executive officers (the “Advisory Compensation Proposal”); and

The voting results are reported below.

Proposal 1: Director Election Proposal. All directors nominated by the Board were elected to the Board to hold office for a term of one year until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

	Number of Shares	Number of Shares
Name	Voted For	Voted Against	Abstain	Broker Non-Votes
Sudip Banerjee	28,699,221	2,268,008	1,075	3,765,574
Sanjay Chakrabarty	28,319,414	2,647,815	1,075	3,765,574
Mukesh Sharda	28,633,716	2,333,513	1,075	3,765,574
Bharat Rao	28,630,709	2,336,520	1,075	3,765,574
Albert Aboody	28,056,076	1,921,912	990,316	3,765,574
Jerry Schafer	28,604,066	2,362,791	1,447	3,765,574
Anupam Pahuja	29,598,978	1,368,251	1,075	3,765,574
N S Balasubramanian	29,598,978	1,368,251	1,075	3,765,574

Proposals 2, and 3: The Accountant Ratification Proposal, the Advisory Compensation Proposal, and the 2008 Plan Proposal were each approved by the Company’s stockholders.

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Proposal 2 – Accountant Ratification Proposal	34,705,543	26,813	1,522

Proposal 3 – Advisory Compensation Proposal	29,511,067	1,438,437	18,800	3,765,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: November 22, 2022	By:	/s/ Nishit Shah
Nishit Shah